--------------------------------------------------------------------------------
INTERNATIONAL LARGE-CAP
--------------------------------------------------------------------------------

Alliance International
Premier Growth Fund

Annual Report
November 30, 2002

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 10, 2003

Dear Shareholder:

This report contains the investment results, economic review and outlook for Alliance International Premier Growth Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of carefully selected, international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the six- and 12-month periods ended November 30, 2002. The MSCI EAFE Growth Index is also included since the Fund generally holds stocks that are categorized as growth stocks as opposed to value stocks.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                 -----------------------------
                                                         Total Returns
                                                 -----------------------------
                                                 6 Months            12 Months
------------------------------------------------------------------------------
Alliance International Premier Growth Fund
     Class A                                      -13.29%              -12.56%
------------------------------------------------------------------------------
     Class B                                      -13.59%              -13.05%
------------------------------------------------------------------------------
     Class C                                      -13.59%              -13.16%
------------------------------------------------------------------------------
MSCI EAFE Index                                   -15.00%              -12.21%
------------------------------------------------------------------------------
MSCI EAFE Growth Index                            -14.17%              -13.28%
------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia, and the Far East. The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock performance in 21 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of any specific investment including Alliance International Premier Growth Fund.

      Additional investment results appear on pages 4-7.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund's growth orientation resulted in outperformance relative to both the MSCI EAFE Index and the MSCI EAFE Growth Index for the six-month period ended November 30, 2002. For the 12-month period ended November 30, 2002, the Fund modestly outperformed the MSCI EAFE Growth Index and slightly lagged the MSCI EAFE Index.

The primary contributor to the Fund's performance for the six-month period ended November 30, 2002 was stock selection. The Fund's financial stocks rebounded nicely from summer lows as investors reassessed valuations in relation to balance sheets and growth prospects. Specific names in the telecommunications and technology sectors also recovered in the fourth quarter of 2002, while defensive stocks, particularly pharmaceuticals, were generally weak.

For the annual reporting period ended November 30, 2002, the Fund gained from a most unlikely geographic source--Japan. Stocks that sometimes defy categorization, such as Shin-Etsu Chemical Co., Ltd., Canon, Inc., and Hoya Corp. as well as the pharmaceutical giant, Takeda Chemical Industries, Ltd., were the sources of the Fund's strength. Staples were also generally positive, while technology stocks were a detractor for the full year.

Economic Review and Outlook

As we look ahead, the global economy's underlying fundamentals appear stronger than most investors seem to recognize. Gross domestic product (GDP) is growing, productivity has accelerated and costs have been driven down. Meanwhile, consumer purchasing power remains strong as wage growth continues to outpace inflation. In addition, corporate profits have begun to rebound from depressed levels, and businesses have already cut back in their capital spending and inventories, setting the stage for a period of replenishment and investment. This all spells good news for the stock market.

To be sure, many risks remain; chiefly among them are a potential war in Iraq and the likelihood of higher oil prices. However, our bottom-up research gives us reasons to be optimistic. The precipitous drop in growth stocks in the past three years has brought down their valuations to near historical lows, and such a landscape has allowed us to build an extremely attractive growth portfolio for the Fund.

Going forward, the Fund's strategy will continue to focus on keeping a combination of stable and cyclical growers, while cautiously and opportunistically increasing the level of aggressiveness of the Fund as signs of pending improvements become more apparent. We believe this strategy gives the Fund exposure to companies that may benefit from potentially profitable trends, while keeping a fair share of defensive holdings aimed at smoothing the Fund's ride through the current stormy markets. Ultimately, we think investors will get back to first principles--favoring those companies that consistently achieve above-average growth and that sell for reasonable prices. If so, the Fund is well positioned to capitalize on this evolution, given the diversification and consistent fundamental positioning of its holdings.


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2 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Portfolio Management and Strategy

The portfolio management of the Fund is focused on marrying the underlying fundamentals of earnings and cash flow of each respective company with its current share price, relative to other investment alternatives. Alliance Capital's large global equity research and portfolio management team situated in numerous locations around the world perform fundamental analysis and research on each portfolio company. The Fund's industry sector and geographic weightings are the result of specific company stock selection rather than a macro-oriented or predetermined allocation. The Fund is well diversified in terms of geographic and industry sector weightings as discussed above and shown in the charts on the following pages.

Thank you for your continued interest and investment in Alliance International Premier Growth Fund. We look forward to reporting the market activity and the Fund's investment results in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Gurudutt Baliga

Gurudutt Baliga
Vice President

[PHOTO OMITTED]      John D. Carifa

[PHOTO OMITTED]      Alfred Harrison

[PHOTO OMITTED]      Gurudutt Baliga

Alfred Harrison and Gurudutt Baliga, Portfolio Managers, have over 55 years combined investment experience.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 11/30/02

 [THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

MSCI EAFE Index:                                    $7,896
Alliance International Premier Growth Fund Class A: $7,005
MSCI EAFE Growth Index:                             $6,926

                Fund         MSCI EAFE Growth Index            MSCI EAFE Index
--------------------------------------------------------------------------------
11/30/92        9574                10000                           10000
11/30/93        8925                10246                           10083
11/30/94       12252                12645                           12244
11/30/95       10062                10429                           11086
11/30/96        8011                 7986                            8994
11/30/97        7005                 6926                            7896

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Premier Growth Fund Class A shares (from 3/31/98* to 11/30/02) as compared to the performance of appropriate broad-based indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East.

The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

When comparing Alliance International Premier Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

*     Closest month-end after Fund's Class A share inception date of 3/3/98.


--------------------------------------------------------------------------------
4 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

                  Alliance International Premier Growth Fund --
                           Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
              Alliance International      MSCI EAFE            MSCI EAFE
                Premier Growth Fund         Index            Growth Index
--------------------------------------------------------------------------------
11/30/98*              -3.70%                3.96%                3.86%
11/30/99               37.28%               21.43%               23.42%
11/30/00              -17.88%               -9.46%              -17.53%
11/30/01              -20.38%              -18.87%              -23.42%
11/30/02              -12.56%              -12.21%              -13.28%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East. The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock performance in 21 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

* The Fund's return for the period ended 11/30/98 is from the Fund's inception date of 3/3/98 through 11/30/98. The benchmark's return for the period ended 11/30/98 is from 2/28/98 through 11/30/98.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil):                    $109.6
3/3/98                          Average Market Capitalization ($mil): $28,299
Class B Shares
3/3/98
Class C Shares
3/3/98

COUNTRY BREAKDOWN

  24.0% Japan
  21.7% United Kingdom
  16.2% France
   7.1% Switzerland
   6.2% Germany
   4.9% Spain                           [PIE CHART OMITTED]
   3.4% Finland
   3.3% Ireland
   2.9% Italy
   2.7% South Korea
   7.1% Other

   0.5% Short-Term

SECTOR BREAKDOWN

  22.0% Technology
  21.9% Finance
  14.1% Consumer Services
  12.5% Health Care
   8.9% Consumer Staples                [PIE CHART OMITTED]
   6.6% Capital Goods
   6.5% Consumer Manufacturing
   3.8% Energy
   2.7% Basic Industry
   0.5% Utilities

   0.5% Short-Term

All data as of November 30, 2002. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in Netherlands, India, Taiwan, Sweden and Hong Kong.


--------------------------------------------------------------------------------
6 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -12.56%                   -16.27%
            Since Inception*          -5.73%                    -6.58%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -13.05%                   -16.53%
            Since Inception*          -6.41%                    -6.41%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -13.16%                   -14.03%
            Since Inception*          -6.41%                    -6.41%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                               Class A          Class B          Class C
--------------------------------------------------------------------------------
                     1 Year    -21.94%          -22.34%          -19.91%
            Since Inception*    -7.47%           -7.34%           -7.34%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest primarily in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 3/3/98


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 7

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                              U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Vodafone Group Plc.--Provides mobile
   telecommunication services, and
   offers a full range of voice and data
   communications services in 28
   countries. The company, via a 50%
   joint venture with Vivendi Universal,
   operates VIZZAVI which provides
   Internet and mobile data in Europe.                $ 5,286,955           4.8%
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc.--
   Offers a full range of banking and
   related services to personal and
   small business clients.                              4,650,572           4.3
--------------------------------------------------------------------------------
British Sky Broadcasting Group Plc.--
   Operates and distributes a variety of
   "Sky" channels, which broadcast
   news, movies, sports and pay-per-
   view events.                                         4,179,212           3.8
--------------------------------------------------------------------------------
L'Oreal, SA--Manufactures, markets and
   distributes health and beauty aids. The
   company's products are sold internationally
   and include cosmetics, hair care products,
   moisturizers, perfumes and pharmaceuticals.          3,863,572           3.5
--------------------------------------------------------------------------------
Nokia AB OYJ Corp. Series A--
   Develops and manufactures mobile phones,
   networks and systems for cellular
   and fixed networks. The company also
   develops and supplies access networks,
   multimedia equipment and other telecom
   related products. The company markets
   its products and services worldwide.                 3,756,483           3.4
--------------------------------------------------------------------------------
Canon, Inc.--Manufactures office automation
   equipment, cameras and video devices.
   The company's products include color
   laser and high speed copiers, mid-range
   copiers, printers, 35mm cameras,
   broadcasting lenses and other optical
   instruments. The company also manufactures
   and markets medical equipment.                       3,730,062           3.4
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.--
   Produces and sells health-care
   related products, foods and chemicals.               3,609,764           3.3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

                                                                      Percent of
Company                                              U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Swiss Re--Offers reinsurance, insurance, and
   banking services. The company offers
   automobile, liability, accident,
   engineering, marine, aviation, life and
   health insurance. The company also manages
   fixed-income and equity investments for
   itself and other insurance companies,
   advises on mergers and acquisitions and
   offers securities brokerage and corporate
   finance services.                                  $ 3,100,037           2.8%
--------------------------------------------------------------------------------
BNP Paribas, SA--Attracts deposits and offers
   banking services. The company offers
   consumer, mortgage, commerical and
   industrial loans, foreign exchange
   services, discount securities brokerage
   services, lease financing, factoring,
   international trade financing, private
   banking services, and life insurance. The
   company also advises on mergers and
   acquisitions, capital restructuring and
   privatizations.                                      3,071,306           2.8
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA--Offers
   consumer and mortgage loans, private
   banking, asset management, securities
   brokerage services, and individual and
   group life insurance.                                3,024,411           2.8
--------------------------------------------------------------------------------
                                                      $38,272,374          34.9%


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 9

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
November 30, 2002

                                                                 Percent of
                                               U.S. $ Value      Net Assets
----------------------------------------------------------------------------
Basic Industries                              $   3,006,284            2.7%
----------------------------------------------------------------------------
Capital Goods                                     7,328,373            6.7
----------------------------------------------------------------------------
Consumer Manufacturing                            7,210,745            6.6
----------------------------------------------------------------------------
Consumer Services                                15,612,425           14.3
----------------------------------------------------------------------------
Consumer Staples                                  9,785,110            8.9
----------------------------------------------------------------------------
Energy                                            4,166,815            3.8
----------------------------------------------------------------------------
Finance                                          24,156,636           22.1
----------------------------------------------------------------------------
Health Care                                      13,737,973           12.5
----------------------------------------------------------------------------
Technology                                       24,230,883           22.1
----------------------------------------------------------------------------
Utilities                                           514,494            0.5
----------------------------------------------------------------------------
Total Investments*                              109,749,738          100.2
----------------------------------------------------------------------------
Cash and receivables, net of liabilities           (170,744)          (0.2)
----------------------------------------------------------------------------
Net Assets                                    $ 109,578,994          100.0%
----------------------------------------------------------------------------

*     Excludes short-term obligation.


--------------------------------------------------------------------------------
10 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                              Shares     U.S. $ Value
-----------------------------------------------------------------------------

COMMON STOCKS-100.2%

Finland-3.4%
Nokia AB OYJ Corp. Series A ..............          194,900    $   3,756,483
                                                               -------------
France-16.4%
BNP Paribas, SA ..........................           75,400        3,071,306
L'Oreal, SA ..............................           54,200        3,863,572
LVMH Moet Hennessy Louis Vuitton, SA .....           21,400        1,007,767
Sanofi-Synthelabo, SA ....................           46,800        2,761,850
Schneider Electric, SA(a) ................           55,000        2,669,286
STMicroelectronics NV ....................           78,200        1,999,007
Thomson(a) ...............................           46,600        1,032,888
Total Fina Elf Series B ..................           11,100        1,489,863
                                                               -------------
                                                                  17,895,539
                                                               -------------
Germany-6.2%
Altana AG ................................           22,800        1,019,331
Bayerische Motoren Werke AG ..............           43,000        1,461,041
Infineon Technologies AG(a) ..............          151,000        1,522,688
SAP AG ...................................           15,100        1,335,165
Schering AG ..............................           33,200        1,434,813
                                                               -------------
                                                                   6,773,038
                                                               -------------
Hong Kong-1.1%
Johnson Electric Holdings, Ltd. ..........        1,060,000        1,223,320
                                                               -------------
India-1.7%
Infosys Technologies, Ltd. ...............           20,000        1,886,732
                                                               -------------
Ireland-3.4%
Allied Irish Banks Plc. ..................           75,000        1,058,077
CRH Plc. .................................          178,288        2,612,655
                                                               -------------
                                                                   3,670,732
                                                               -------------
Italy-2.9%
ENI SpA ..................................          184,300        2,676,952
Telecom Italia SpA .......................           63,000          514,494
                                                               -------------
                                                                   3,191,446
                                                               -------------
Japan-24.1%
Bridgestone Corp. ........................           80,000        1,068,666
Canon, Inc. ..............................           98,000        3,730,062
Fujisawa Pharmaceutical Co., Ltd. ........           67,000        1,452,545
Honda Motor Co., Ltd. ....................           27,500        1,035,495
Hoya Corp. ...............................           23,900        1,624,565
ITO EN, Ltd. .............................           39,000        1,211,052
Keyence Corp. ............................           10,800        1,931,228
Nomura Holdings, Inc. ....................          146,000        1,753,975
Ricoh Co., Ltd. ..........................          134,000        2,260,728


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                              Shares     U.S. $ Value
-----------------------------------------------------------------------------

Shin-Etsu Chemical Co., Ltd. .............           84,600    $   3,006,284
SMC Corp. ................................           22,900        2,101,585
Sumitomo Trust & Banking Co., Ltd. .......          380,000        1,653,857
Takeda Chemical Industries, Ltd. .........           86,000        3,609,764
                                                               -------------
                                                                  26,439,806
                                                               -------------
Netherlands-1.8%
ASML Holding NV(a) .......................           38,000          433,404
Heineken NV ..............................           41,000        1,546,651
                                                               -------------
                                                                   1,980,055
                                                               -------------
South Korea-2.7%
Samsung Electronics Co., Ltd. ............            7,200        2,305,191
SK Telecom Co., Ltd. (ADR) ...............           29,000          652,500
                                                               -------------
                                                                   2,957,691
                                                               -------------
Spain-4.9%
Banco Bilbao Vizcaya Argentaria, SA ......          290,200        3,024,411
Industria de Diseno Textil, SA ...........           95,800        2,330,892
                                                               -------------
                                                                   5,355,303
                                                               -------------
Sweden-1.2%
Sandvik AB ...............................           55,400        1,334,182
                                                               -------------
Switzerland-7.2%
Credit Suisse Group(a) ...................           98,000        2,301,693
Novartis AG ..............................           66,500        2,470,339
Swiss Reinsurance Co. ....................           41,500        3,100,037
                                                               -------------
                                                                   7,872,069
                                                               -------------
Taiwan-1.3%
Taiwan Semiconductor
   Manufacturing Co., Ltd.(a) ............          993,620        1,445,630
                                                               -------------
United Kingdom-21.9%
AstraZeneca Plc. .........................           26,000          989,331
Aviva Plc. ...............................          264,994        2,261,125
British Sky Broadcasting Group Plc.(a) ...          408,900        4,179,212
Capita Group Plc. ........................          491,200        2,086,089
Diageo Plc. ..............................            1,406           14,644
Pearson Plc. .............................           93,600        1,076,777
Reckitt Benckiser Plc. ...................          123,236        2,141,424
Royal Bank of Scotland Group Plc. ........          181,400        4,650,572
Standard Chartered Plc. ..................          106,300        1,281,583
Vodafone Group Plc. ......................        2,785,697        5,286,955
                                                               -------------
                                                                  23,967,712
                                                               -------------
Total Common Stocks
   (cost $108,059,563) ...................                       109,749,738
                                                               -------------


--------------------------------------------------------------------------------
12 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                  Principal
                                                     Amount
Company                                               (000)     U.S. $ Value
------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-0.5%
Time Deposit-0.5%
Banc One Corp.
   1.25%, 12/02/02
   (cost $600,000) .......................        $     600    $     600,000
                                                               -------------
Total Investments-100.7%
   (cost $108,659,563) ...................                       110,349,738
Other assets less liabilities-(0.7%) .....                          (770,744)
                                                               -------------
Net Assets-100% ..........................                     $ 109,578,994
                                                               =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $108,659,563)    $ 110,349,738
Cash ...................................................           2,889
Foreign cash, at value (cost $11,056) ..................          11,054
Receivable for investment securities sold and foreign
   currency contracts ..................................       3,302,469
Dividends and interest receivable ......................         170,200
Receivable for capital stock sold ......................          87,389
Deferred organization expenses .........................          13,062
                                                           -------------
Total assets ...........................................     113,936,801
                                                           -------------
Liabilities
Payable for capital stock redeemed .....................       2,031,205
Payable for investment securities purchased and
   foreign currency contracts ..........................       1,873,645
Distribution fee payable ...............................          63,297
Advisory fee payable ...................................          53,325
Accrued expenses .......................................         336,335
                                                           -------------
Total liabilities ......................................       4,357,807
                                                           -------------
Net Assets .............................................   $ 109,578,994
                                                           =============
Composition of Net Assets
Capital stock, at par ..................................   $      15,318
Additional paid-in capital .............................     240,309,966
Accumulated net realized loss on investment and
   foreign currency transactions .......................    (132,446,716)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .       1,700,426
                                                           -------------
                                                           $ 109,578,994
                                                           =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($27,455,804/3,756,499 shares of capital stock
   issued and outstanding) .............................           $7.31
Sales charge--4.25% of public offering price ...........             .32
                                                                   -----
Maximum offering price .................................           $7.63
                                                                   =====
Class B Shares
Net asset value and offering price per share
   ($52,744,150/7,475,427 shares of capital stock
   issued and outstanding) .............................           $7.06
                                                                   =====
Class C Shares
Net asset value and offering price per share
   ($17,941,918/2,541,567 shares of capital stock
   issued and outstanding) .............................           $7.06
                                                                   =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($11,437,122/1,544,075 shares of capital stock
   issued and outstanding) .............................           $7.41
                                                                   =====
See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes withheld
   of $252,058) ...............................   $ 1,773,914
Interest ......................................        12,576    $    1,786,490
                                                  -----------
Expenses
Advisory fee ..................................     1,357,598
Distribution fee--Class A .....................       101,713
Distribution fee--Class B .....................       662,830
Distribution fee--Class C .....................       228,029
Transfer agency ...............................       820,253
Custodian .....................................       314,176
Printing ......................................       139,236
Administrative ................................       133,000
Audit and legal ...............................        99,554
Registration ..................................        67,493
Amortization of organization expenses .........        53,655
Directors' fees ...............................        19,369
Miscellaneous .................................         5,584
                                                  -----------
Total expenses ................................     4,002,490
Less: expenses waived by Adviser
   (see Note B) ...............................       (34,622)
                                                  -----------
Net expenses ..................................                       3,967,868
                                                                 --------------
Net investment loss ...........................                      (2,181,378)
                                                                 --------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on:
   Investment transactions ....................                     (16,222,926)
   Foreign currency transactions ..............                         (81,529)
Net change in unrealized
   appreciation/depreciation of:
   Investments ................................                         853,012
   Foreign currency denominated assets
     and liabilities ..........................                          12,329
                                                                 --------------
Net loss on investments .......................                     (15,439,114)
                                                                 --------------
Net Decrease in Net Assets from
   Operations .................................                  $  (17,620,492)
                                                                 ==============

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended       Year Ended
                                                  November 30,     November 30,
                                                      2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (2,181,378)   $  (3,185,940)
Net realized loss on investment and
   foreign currency transactions .............     (16,304,455)    (105,599,824)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated assets
   and liabilities ...........................         865,341       59,957,078
                                                 -------------    -------------
Net decrease in net assets from
   operations ................................     (17,620,492)     (48,828,686)
Capital Stock Transactions
Net decrease .................................     (36,814,553)     (35,684,911)
                                                 -------------    -------------
Total decrease ...............................     (54,435,045)     (84,513,597)
Net Assets
Beginning of period ..........................     164,014,039      248,527,636
                                                 -------------    -------------
End of period ................................   $ 109,578,994    $ 164,014,039
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

Alliance International Premier Growth Fund (the "Fund") was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.,) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Organization Expenses

Organization expenses of approximately $273,100 have been deferred and are being amortized on a straight-line basis through February, 2003.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net operating loss, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended November 30, 2002, such waivers and reimbursement amounted to $34,622. Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2002, such fees amounted to $133,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $542,303 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $2,963 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $189,555 from the sales of Class A shares and $234,560, $227,725 and $3,032 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002, amounted to $440,635, of which $7,079 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,890,171 and $1,139,556 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $101,723,233 and $140,906,210, respectively, for the year ended November 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $113,822,220. Accordingly, gross unrealized appreciation of investments was $3,303,392 and gross unrealized depreciation of investments was $6,775,874, resulting in net unrealized depreciation of $3,472,482, excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US dollar. At November 30, 2002, the Fund had no outstanding forward exchange currency contracts.


--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Distributable Earnings

As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..................        $(127,284,059)(a)
Unrealized appreciation/(depreciation) ................           (3,462,231)(b)
                                                               -------------
Total accumulated earnings/(deficit) ..................        $(130,746,290)
                                                               =============

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $127,284,059, of which $10,327,674 expires in the year 2008, $97,068,324 expires in the year 2009 and $19,888,061 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   ----------------------------   -----------------------------
                              Shares                          Amount
                   ----------------------------   -----------------------------
                     Year Ended      Year Ended      Year Ended      Year Ended
                   November 30,    November 30,    November 30,    November 30,
                           2002            2001            2002            2001
                   ------------------------------------------------------------
Class A
Shares sold          10,518,407      21,245,534   $  79,941,057   $ 195,698,925
-------------------------------------------------------------------------------
Shares converted
  from Class B           68,806          34,687         535,221         293,785
-------------------------------------------------------------------------------
Shares redeemed     (11,683,623)    (22,175,037)    (89,842,194)   (205,394,698)
-------------------------------------------------------------------------------
Net decrease         (1,096,410)       (894,816)  $  (9,365,916)  $  (9,401,988)
===============================================================================

Class B
Shares sold           1,158,848       2,246,055   $   8,813,230   $  21,258,449
-------------------------------------------------------------------------------
Shares converted
  to Class A            (70,983)        (36,753)       (535,221)       (293,785)
-------------------------------------------------------------------------------
Shares redeemed      (3,504,325)     (4,217,488)    (26,414,345)    (38,048,375)
-------------------------------------------------------------------------------
Net decrease         (2,416,460)     (2,008,186)  $ (18,136,336)  $ (17,083,711)
===============================================================================

Class C
Shares sold           4,692,416       2,779,080   $  34,153,384   $  25,863,187
-------------------------------------------------------------------------------
Shares redeemed      (5,718,232)     (3,767,180)    (42,408,853)    (34,177,485)
-------------------------------------------------------------------------------
Net decrease         (1,025,816)       (988,100)  $  (8,255,469)  $  (8,314,298)
===============================================================================


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                   ----------------------------   -----------------------------
                              Shares                          Amount
                   ----------------------------   -----------------------------
                     Year Ended      Year Ended      Year Ended      Year Ended
                   November 30,    November 30,     November 30,   November 30,
                           2002            2001            2002            2001
                   ------------------------------------------------------------
Advisor Class
Shares sold             287,576         229,701   $   2,235,289   $   2,210,201
-------------------------------------------------------------------------------
Shares redeemed        (415,695)       (334,041)     (3,292,121)     (3,095,115)
-------------------------------------------------------------------------------
Net decrease           (128,119)       (104,340)  $  (1,056,832)  $    (884,914)
===============================================================================

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies. Consequently, the Fund's investment portfolio may experience greater price volatility than a portfolio invested in equity securities of U.S. companies.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------
                                                        Class A
                                 -------------------------------------------------------
                                                                                March 3,
                                           Year Ended November 30,            1998(a) to
                                 ----------------------------------------   November 30,
                                    2002       2001       2000       1999           1998
                                 -------------------------------------------------------
Net asset value,
  beginning of period .........  $  8.36    $ 10.50    $ 13.22    $  9.63       $ 10.00
                                 -------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ........     (.09)      (.10)      (.14)      (.15)(c)      (.08)(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................     (.96)     (2.04)     (2.14)      3.74          (.29)
                                 -------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................    (1.05)     (2.14)     (2.28)      3.59          (.37)
                                 -------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investment and foreign
  currency transactions .......       -0-        -0-      (.44)        -0-           -0-
                                 -------------------------------------------------------
Total distributions ...........       -0-        -0-      (.44)        -0-           -0-
                                 -------------------------------------------------------
Net asset value,
  end of period ...............  $  7.31    $  8.36    $ 10.50    $ 13.22       $  9.63
                                 =======================================================
Total Return
Total investment return based
  on net asset value(d)  ......   (12.56)%   (20.38)%   (17.88)%    37.28%        (3.70)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $27,456    $40,555    $60,330    $12,851       $ 7,255
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............     2.47%      2.17%      1.95%      2.51%(e)      2.50%(f)
  Expenses, before waivers/
    reimbursements ............     2.47%      2.17%      1.95%      3.26%         5.19%(f)
  Net investment loss .........    (1.17)%    (1.06)%    (1.07)%    (1.34)%(c)     (.90)%(c)(f)
Portfolio turnover rate .......       75%       171%       111%       107%          151%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------
                                                        Class B
                                 -------------------------------------------------------
                                                                                March 3,
                                          Year Ended November 30,             1998(a) to
                                 ----------------------------------------   November 30,
                                    2002       2001       2000       1999           1998
                                 -------------------------------------------------------
Net asset value,
  beginning of period .........  $  8.12    $ 10.29   $  13.05    $  9.58       $ 10.00
                                 -------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ........     (.14)(c)   (.17)      (.23)      (.22)(c)      (.13)(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................     (.92)     (2.00)     (2.09)      3.69          (.29)
                                 -------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................    (1.06)     (2.17)     (2.32)      3.47          (.42)
                                 -------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investment and foreign
  currency transactions .......       -0-        -0-      (.44)        -0-           -0-
                                 -------------------------------------------------------
Total distributions ...........       -0-        -0-      (.44)        -0-           -0-
                                 -------------------------------------------------------
Net asset value,
  end of period ...............  $  7.06    $  8.12   $  10.29    $ 13.05       $ 9.58
                                 =======================================================
Total Return
Total investment return based
  on net asset value(d)  ......   (13.05)%   (21.09)%   (18.44)%    36.22%        (4.20)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $52,744    $80,353   $122,503    $28,678       $11,710
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............     3.20%      2.92%      2.67%      3.21%(e)      3.20%(f)
  Expenses, before waivers/
    reimbursements ............     3.25%      2.92%      2.67%      3.93%         6.14%(f)
  Net investment loss .........    (1.88)%(c) (1.84)%    (1.79)%    (2.07)%(c)    (1.41)%(c)(f)
Portfolio turnover rate .......       75%       171%       111%       107%          151%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------
                                                        Class C
                                 -------------------------------------------------------
                                                                                March 3,
                                          Year Ended November 30,             1998(a) to
                                 ----------------------------------------   November 30,
                                    2002       2001       2000       1999           1998
                                 -------------------------------------------------------
Net asset value,
  beginning of period .........  $  8.13    $ 10.29    $ 13.05    $  9.57       $ 10.00
                                 -------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ........     (.14)(c)   (.16)      (.23)      (.22)(c)      (.15)(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................     (.93)     (2.00)     (2.09)      3.70          (.28)
                                 -------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................    (1.07)     (2.16)     (2.32)      3.48          (.43)
                                 -------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investment and foreign
  currency transactions .......       -0-        -0-      (.44)        -0-           -0-
                                 -------------------------------------------------------
Total distributions ...........       -0-        -0-      (.44)        -0-           -0-
                                 -------------------------------------------------------
Net asset value,
  end of period ...............  $  7.06    $  8.13    $ 10.29    $ 13.05       $  9.57
                                 =======================================================
Total Return
Total investment return based
  on net asset value(d)  ......   (13.16)%   (20.99)%   (18.44)%    36.36%        (4.30)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $17,942    $28,990    $46,894    $ 9,235       $ 3,120
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............     3.20%      2.88%      2.66%      3.21%(e)      3.20%(f)
  Expenses, before waivers/
    reimbursements ............     3.20%      2.88%      2.66%      3.92%         6.00%(f)
  Net investment loss .........    (1.90)%(c) (1.80)%    (1.79)%    (2.06)%(c)    (1.69)%(c)(f)
Portfolio turnover rate .......       75%       171%       111%       107%          151%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------
                                                      Advisor Class
                                 -------------------------------------------------------
                                                                                March 3,
                                          Year Ended November 30,             1998(a) to
                                 ----------------------------------------   November 30,
                                    2002       2001       2000       1999           1998
                                 -------------------------------------------------------
Net asset value,
  beginning of period .........  $  8.44    $ 10.58    $ 13.27    $  9.64       $ 10.00
                                 -------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b) ...................     (.07)      (.07)      (.09)      (.12)(c)       .01(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................     (.96)     (2.07)     (2.16)      3.75          (.37)
                                 -------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................    (1.03)     (2.14)     (2.25)      3.63          (.36)
                                 -------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investment and foreign
  currency transactions .......       -0-        -0-      (.44)        -0-           -0-
                                 -------------------------------------------------------
Total distributions ...........       -0-        -0-      (.44)        -0-           -0-
                                 -------------------------------------------------------
Net asset value,
  end of period ...............  $  7.41    $  8.44    $ 10.58    $ 13.27       $  9.64
                                 =======================================================
Total Return
Total investment return based
  on net asset value(d)  ......   (12.20)%   (20.23)%   (17.57)%    37.66%        (3.60)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $11,437    $14,116    $18,800    $ 2,386       $ 1,386
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............     2.18%      1.86%      1.61%      2.21%(e)      2.20%(f)
  Expenses, before waivers/
    reimbursements ............     2.18%      1.86%      1.61%      2.96%         6.28%(f)
  Net investment
    income (loss) .............     (.85)%     (.78)%     (.68)%    (1.06)%(c)      .13%(c)(f)
Portfolio turnover rate .......       75%       171%       111%       107%          151%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                           Year Ended
                        November 30, 1999
                        -----------------
      Class A                 2.50%
      Class B                 3.20%
      Class C                 3.20%
      Advisor Class           2.20%

(f)   Annualized.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 27

---------------------------------
REPORT OF INDEPENDENT
ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance International Premier Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance International Premier Growth Fund, Inc. (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 7, 2003


--------------------------------------------------------------------------------
28 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
30 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/ checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce W. Calvert, Executive Vice President
Alfred Harrison, Executive Vice President
Edward Baker, Vice President
Gurudutt M. Baliga, Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Thomas Kamp, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                             ----------------------
                                             MANAGEMENT OF THE FUND
                                             ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                            PORTFOLIOS
                                                                              IN FUND           OTHER
NAME, AGE OF DIRECTOR,                          PRINCIPAL                     COMPLEX       DIRECTORSHIPS
       ADDRESS,                               OCCUPATION(S)                 OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57           President, Chief Operating Officer and a        114              None
1345 Avenue of the               Director of Alliance Capital Management
Americas                         Corporation ("ACMC"), with which he
New York, NY 10105               has been associated with since prior to
(5)                              1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and         93              None
P.O. Box 4623                    Chief Insurance Officer of The Equitable
Stamford, CT 06903               Life Assurance Society of the United
(5)                              States; Chairman and Chief Executive
                                 Officer of Evlico. Formerly a Director
                                 of Avon, BP Amoco Corporation (oil and
                                 gas), Ecolab Incorporated (specialty
                                 chemicals), Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler, #+, 73         Independent Consultant. Until December           98              None
P.O. Box 167                     1994, Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible for mutual fund administration.
(5)                              Prior to joining ACMC in 1984, Chief
                                 Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that,
                                 Senior Manager at Price Waterhouse & Co.
                                 Member of the American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. Formerly a Senior Advisor            94              None
P.O. Box 12                      from June 1999-June 2000 and President of
Annandale, NY 12504              Historic Hudson Valley (December 1989-
(5)                              May 1999). Previously, Director of the
                                 National Academy of Design and during
                                 1988-92, Director and Chairman of the
                                 Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70    Investment Adviser and Independent              110              None
2 Sound View Drive               Consultant. Formerly Senior Manager of
Suite 100                        Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
(5)                              associated since prior to 1998. Formerly
                                 Deputy Comptroller of the State of New
                                 York and, prior thereto, Chief Investment
                                 Officer of the New York Bank for Savings.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                              PORTFOLIOS
                                                                                IN FUND           OTHER
NAME, AGE OF DIRECTOR,                          PRINCIPAL                       COMPLEX       DIRECTORSHIPS
       ADDRESS,                               OCCUPATION(S)                   OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                  DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill          93           Placer Dome
15 St. Bernard's Road            Gordon & Reindel since February 2001                           Inc.
Gladstone, NJ 07934              and a partner of that firm for more than
(5)                              twenty-five years prior thereto. President
                                 and Chief Executive Officer and Director of
                                 Wenonah Development Company (investments)
                                 and a Director of Placer Dome Inc.
                                 (mining).

Donald J. Robinson, #+, 68       Senior Counsel of the law firm of Orrick,         92           None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member
(5)                              of the Executive Committee of that firm.
                                 Formerly a member and Chairman of the
                                 Municipal Securities Rulemaking Board and a
                                 Trustee of the Museum of the City of New
                                 York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.


                               POSITION(S) HELD                    PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE             WITH FUND                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
John D. Carifa, 57           Chairman & President        See biography above.
                             Executive Officer

Bruce W. Calvert, 56         Executive Vice President    Chairman of the Board and Chief Executive
                                                         Officer of Alliance Capital Management
                                                         Corporation ("ACMC")**, with which he has
                                                         been associated since prior to 1998.

Alfred L. Harrison, 65       Executive Vice President    Vice Chairman of ACMC**, with which he has
                                                         been associated since prior to 1998.

Edward Baker, 51             Vice President              Senior Vice President of ACMC**, with which
                                                         he has been associated since prior to 1998.

Gurudutt M. Baliga, 48       Vice President              Senior Vice President of ACMC**, with which
                                                         he has been associated since prior to 1998.

Thomas J. Bardong, 57        Vice President              Senior Vice President of ACMC**, with which
                                                         he has been associated since prior to 1998.

Russell Brody, 36            Vice President              Senior Vice President of ACMC**, with which
                                                         he has been associated since prior to 1998.

Thomas Kamp, 41              Vice President              Senior Vice President of ACMC**, with which
                                                         he has been associated since prior to 1998.

Daniel Nordby, 58            Vice President              Senior Vice President of ACMC**, with which
                                                         he has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52    Secretary                   Senior Vice President and the General
                                                         Counsel of Alliance Fund Distributors, Inc.
                                                         ("AFD")** and Alliance Global Investor
                                                         Services Inc. ("AGIS")**, with which he has
                                                         been associated since prior to 1998.

Mark D. Gersten, 52          Treasurer and Chief         Senior Vice President of AGIS**, with
                             Financial Officer           which he has been associated since prior
                                                         to 1998.

Vincent S. Noto, 38          Controller                  Vice President of AGIS**, with which he has
                                                         been associated since prior to 1998.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 35

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
36 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

Alliance International Premier Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

IPGAR1102